Schedule 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant    |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement        |_|  Confidential, For Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))

|X|  Definitive Proxy Statement         |_|  Definitive Additional Materials

|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              FLANDERS CORPORATION
-------------------------------------------------------------------------------

                (Name of Registrant as Specified in Its Charter)
-------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required.
|_| Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
-------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------------

(5) Total fee paid:
-------------------------------------------------------------------------------

|_| ______Fee paid previously with preliminary materials:
-------------------------------------------------------------------------------

|_| Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
-------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:
-------------------------------------------------------------------------------

(3) Filing Party:
-------------------------------------------------------------------------------

(4) Date Filed:

[Flanders Letterhead]


                                                               November 26, 1999



Dear Shareholders:

    You are cordially invited to attend the annual meeting of the shareholders of Flanders Corporation (the "Company") to be held at 531 Flanders Filters Road, Washington, North Carolina 27889 on December 21, 1999, at 10:00 a.m. local time. The purposes of the annual meeting are:

    1.  To elect four directors of the Company;

    2. To ratify the appointment of Grant Thornton LLP as the Company's independent auditors for fiscal year 1999; and

    3. To transact any other business that may properly be presented at the annual meeting.

    If you were a shareholder of record at the close of business on November 15, 1999, you may vote at the annual meeting. The foregoing items of business are more fully described in the proxy statement attached to this notice.

    Whether or not you expect to attend the annual meeting, and regardless of the number of shares you own, we urge you to read the attached proxy statement and to promptly date, sign and mail the enclosed proxy card in the envelope provided.

                                        Sincerely,



                                        Robert R. Amerson
                                        President and Chief Executive Officer

                              FLANDERS CORPORATION
           531 Flanders Filters Road, Washington, North Carolina 27889

                    ----------------------------------------

                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------


    The annual meeting of the shareholders of Flanders Corporation will be held at 531 Flanders Filters Road, Washington, North Carolina 27889, on December 21, 1999, at 10:00 a.m. local time. At the annual meeting, you will be asked to:

    1.  Elect four directors of the Company;

    2.  Ratify  the   appointment   of  Grant  Thornton  LLP  as  the  Company's
        independent auditors for fiscal year 1999; and

    3. Transact any other business that may properly be presented at the annual meeting.

    If you were a shareholder of record at the close of business on November 15, 1999, you may vote at the annual meeting and at any postponements or adjournments thereof.

    You are cordially invited to attend the annual meeting. Your vote is important. If you plan to attend the annual meeting, please notify me so that I can prepare identification for you. Whether you plan to attend or not, please mark, sign, date and promptly return the enclosed proxy card. A return envelope, which requires no postage if mailed in the United States, has been provided for your use.


                                         Debra E. Hill
                                         Corporate Secretary

November 26, 1999

                              FLANDERS CORPORATION
                            531 Flanders Filters Road
                        Washington, North Carolina 27889

                         ------------------------------

                                 PROXY STATEMENT
                         ------------------------------



GENERAL

    Flanders Corporation, a North Carolina corporation (the "Company"), is soliciting this proxy on behalf of its Board of Directors for use at the 1999 annual meeting of shareholders to be held on Tuesday, December 21, 1999 at 10:00 a.m. local time, at 531 Flanders Filters Road, Washington, North Carolina 27889, and at any adjournments thereof. This proxy statement, the proxy card, and the Company's 1999 Annual Report on Form 10-K will be mailed to shareholders beginning on or about November 26, 1999.


VOTING PROCEDURES

    Record holders of shares of the Company's common stock, par value $.001 per share, at the close of business on November 15, 1999 may vote at the meeting. Each shareholder has one vote for each share of common stock the shareholder owns. At the close of business on November 15, 1999, there were 25,435,583 shares of common stock outstanding and entitled to vote at the meeting.

    Votes cast by proxy or in person at the annual meeting will be tabulated by the inspectors of election appointed for the meeting who will also determine whether or not a quorum is present. The Company's bylaws provide that the holders of a majority of the issued and outstanding shares of the Company entitled to vote, represented in person or by proxy, constitute a quorum at any shareholders' meeting. Abstentions and broker non-votes are counted as present for establishing a quorum but as unvoted for determining the approval of any matter submitted to the shareholders for a vote. A broker non-vote occurs when a broker votes on some matters on the proxy card but not on others because he does not have the authority to do so.

    Your shares will be voted as you direct on your signed proxy card. If you do not specify on your proxy card how you want to vote your shares, we will vote signed returned proxies "for " the Board's nominees and "for" the ratification of the appointment of Grant Thornton LLP as the Company's independent certified public accountants for 1999. The Company does not know of any other business that may be presented at the annual meeting. If a proposal other than the two listed in the Notice is presented at the annual meeting, your signed proxy card gives authority to Robert R. Amerson and Steven K. Clark to vote your shares on such matters in their discretion.

PROPOSAL ONE -- ELECTION OF DIRECTORS

General

    The Board of Directors current consists of four directors and the Board has nominated four directors for election at the 1999 annual meeting. If you elect them, they will hold office until the next annual meeting, until their successors are elected and qualified, or until they retire. Cumulative voting is not permitted in the election of directors. Unless you specify otherwise, your returned signed proxy will be voted in favor of each of the nominees. If any of the nominees is unable to serve as a director, your proxy may be voted for another person nominated by the Board to fill that vacancy, or the Board may reduce the number of directors to be elected. The following information concerning each nominee is as of November 26, 1999.

Information Regarding Nominees for Directors

The nominees for directors of the Company are as follows:

Robert R. Amerson. Mr. Amerson, age 49, has been President and Chief Executive Officer of the Company since 1987. Mr. Amerson is also a director, a position he has held since 1988. Mr. Amerson has a Bachelor of Science degree in Business Administration from Atlantic Christian College.

Steven K. Clark. Mr. Clark, age 47, was named as Vice President and Chief Financial Officer of the Company as of December 15, 1995, and a director of the Company as of December 29, 1995. Mr. Clark acted as a consultant to the Company from November 15, 1995 through December 15, 1995. From July 1992 through October 1995, he was the Chief Financial Officer of Daw Technologies, Inc., a specialty cleanroom contractor and major customer of the Company. While Chief Financial Officer of Daw Technologies, Mr. Clark was late in filing a Form 3 amendment and certain Form 4s and Form 5s. He agreed to a cease and desist order with respect to these violations. No violations other than the timeliness of filing those reports were alleged by the Securities and Exchange Commission ("SEC"). Prior to this he was a senior partner of Miller & Clark, an accounting and management services firm. Mr. Clark spent four years with Price Waterhouse, and an additional four years with Arthur Andersen, both accounting firms. He is a Certified Public Accountant, has Bachelor of Arts degrees in Accounting and Political Science and a Master of Business Administration degree, all from the University of Utah.

Linwood Allen Hahn Mr. Hahn, age 51, is nominated to be an outside director of the Company. Mr. Hahn practices Real Property Law, Estates, Municipal Law and Corporate Law in Greenville, North Carolina. Mr. Hahn graduated from the University of North Carolina at Chapel Hill with a BA degree in 1970, the University of Tennessee College of Law, JD degree in 1973. He is currently a member of the North Carolina State Bar Association and the North Carolina Trial Lawyer's Association as well as serving on the advisory boards of several private charitable organizations.

J. Russell Fleming Mr. Fleming, age 50, is nominated to be an outside director of the Company. Mr. Fleming is Owner/President of Cape Point Development Co., Inc., located in Greenville, North Carolina, specializing in land development and commercial/multi-family construction. Mr. Fleming is also Owner/President of New East Management & Realty, Inc., also located in Greenville, NC, which manages residential and commercial rental properties. Mr. Fleming attended East Carolina University prior to obtaining his General Contractor and Real Estate Broker licenses.

Vote Required

    A plurality of the shares represented at the meeting is required to elect a director.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
            SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR.

EXECUTIVE OFFICERS

    Set forth below is information regarding the current executive officers of the Company (in addition to Messrs. Amerson and Clark) who are not also directors of the Company.

Stephen D. Klocke. Mr. Klocke, age 38, has been Vice President of Engineering for the Company since March 1997. He is responsible for all aspects of filter and equipment design, directs the engineering staff and is directly in charge of all product and technical literature. Mr. Klocke is a member of the Institute of Environmental Science, the primary technical standards body for this industry, where he has chaired many of the committees which make filtration and cleanroom standards. He has been with the Company since 1986 serving in various engineering capacities. Mr. Klocke received a Bachelor of Science degree in Mechanical Engineering from the University of Kentucky and a Bachelor of Arts degree in Physics from Thomas Moore College.

C.W. "Andy" Wood. Mr. Wood, age 60, has been Vice President of Sales for the Company since 1998 and Vice President of Sales for Precisionaire, Inc., a subsidiary of the Company, since 1982. Mr. Wood oversees all marketing and sales efforts of the Company. Mr. Wood has more than thirty years experience in the air filtration industry. Mr. Wood has an Associates Degree in Industrial Management from the Georgia Institute of Technology.

BENEFICIAL OWNERSHIP OF SECURITIES

    The following table sets forth certain information regarding the beneficial ownership of the Company's common stock, as of November 15, 1999, with respect to (i) each person known by the Company to own beneficially more than 5% of the common stock, (ii) each of the Company's directors, (iii) each of the executive officers, and (iv) all directors and executive officers of the Company as a group. Beneficial ownership of shares, as determined in accordance with applicable SEC rules, includes shares as to which a person has sole or shared voting power or sole or shared investment power.


                                           Shares of Common      Percentage of
     Name and Address of                  Stock Beneficially  Outstanding Shares
       Beneficial Owner                          Owned        of Common Stock(1)
----------------------------------------  ------------------  ------------------
Robert R. Amerson (2)                          7,914,370           27.69%
  531 Flanders Filters Road
  Washington, NC  27889

Steven K. Clark (2)                            5,193,088           18.17%
  531 Flanders Filters Road
  Washington, NC  27889

Stephen Klocke (3)                               109,427              *
  531 Flanders Filters Road
  Washington, NC  27889

Linwood Allen Hahn (4)                            52,500              *
  531 Flanders Filters Road
  Washington, NC  27889

J. Russell Fleming(4)                             70,000              *
  531 Flanders Filters Road
  Washington, NC  27889

Dimensional Fund Advisors Inc.                 1,418,800            5.58%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA  90401


                                           Shares of Common      Percentage of
     Name and Address of                  Stock Beneficially  Outstanding Shares
       Beneficial Owner                          Owned        of Common Stock(1)
----------------------------------------  ------------------  ------------------
Becker Capital Management, Inc.                2,032,100            7.99%
  1211 SW 5th Avenue, Suite 2185
  Portland, OR  97204

Investment Advisers Inc.                       1,349,500            5.31%
  P.O. Box 357
  Minneapolis, MN  55440

Crabbe Huson Group, Inc.                       2,528,600            9.94%
  121 SW Morrison, Suite 1400
  Portland, OR 97204

C.W. "Andy" Wood
  2399 26th Avenue North                             700              *
  St. Petersburg, FL  33734-7568

Officers and Directors as a
  Group (6 persons) (2), (3),(4)              13,339,785           41.85%
-------------------------------------------------------------------------------

    * Represents less than 1% of the total issued and outstanding shares of common stock.

    (1) Applicable percentage of ownership is based on 25,435,583 shares of common stock outstanding as of November 15, 1999, together with all applicable options for unissued securities for such shareholders exercisable within 60 days. Shares of common stock subject to options exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

    (2) Includes 1,150,000 shares which are subject to an option to purchase such shares from the Company at $1.00 per share, 1,000,000 shares which are subject to an option to purchase such shares from the Company at $2.50 per share; and 1,000,000 shares which are subject to an option to purchase such shares from the Company at $7.50 per share.

    (3) Includes 16,800 shares which are subject to an option to purchase such shares from the Company at $2.50 per share, 10,000 shares which are subject to an option to purchase such shares from the Company at $7.50 per share, and 10,000 shares which are subject to an option to purchase such shares from the Company at $7.125 per share.

    (4) Includes 50,000 shares which are subject to an option to purchase such shares from the Company at $2.50 per share.


OTHER INFORMATION REGARDING THE BOARD OF DIRECTORS

Board Meetings and Committees

    During the fiscal year ended December 31, 1998, the Board of Directors met two (2) times and also executed various resolutions and written actions in lieu of meeting. All directors were in attendance at each of these meetings. The Board of Directors has an Audit Committee and a Compensation Committee. The Audit Committee reviews the results and scope of the audit and other services provided by the Company's independent auditors, reviews and evaluates the Company's internal audit and control functions, and monitors transactions between the

Company and its employees, officers and directors. The Compensation Committee administers the Company's equity incentive plans and designates compensation levels for officers and directors of the Company. The Audit Committee met two
(2) times during the fiscal year 1998. The Compensation Committee met two (2) times during the fiscal year 1998.

    Currently, all directors serve on both the Audit Committee and the Compensation Committee. Thomas T. Allan was also a member of the Compensation Committee until he retired on April 21, 1998.

Director Compensation

    Directors who are Company employees receive no additional or special remuneration for serving as directors. The Company's non-employee Directors are paid $500 plus out-of-pocket expenses for each meeting of the Board of Directors and upon meeting certain qualifications receive an option to purchase 5,000 shares of the Company's common stock at or above the market price of the common stock on the date of the grant for every year they remain a director. During 1998, each of the non-employee directors received an option to purchase 50,000 shares of the Company's common stock at an exercise price of $3.9375 per share.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the aggregate cash compensation paid by the Company for services rendered during the last three years to the Company's Chief Executive Officer and to each of the Company's other executive officers whose annual salary, bonus and other compensation exceeded $100,000 in 1998.


                                                  Annual Compensation                   Long-Term Compensation
                                         ---------------------------------------  -----------------------------------
                                                                                           Awards            Payouts
                                                                                  -------------------------  --------
                                                                       Other      Restricted
                                                                      Annual        Stock       Options/      LTIP
                                                                      Compen-      Award(s)       SARs       Payouts
Name and Principal Position      Year    Salary ($)    Bonus ($)    sation ($)       ($)           (#)         ($)
---------------------------     -------  -----------   -----------  ------------  -----------  ------------  --------
Robert R. Amerson               1998(1)   $ 250,000     $    -       $     -       $    -            -        $    -
   President and CEO            1997        250,000          -            5,500         -            -             -
                                1996        212,550          -             -            -       2,000,000          -
Steven K. Clark                 1998(2)     250,000          -             -            -            -             -
   Vice President Finance,      1997        250,000          -             -            -            -             -
CFO and COO                     1996        150,192          -             -            -       2,000,000          -
C.W. "Andy" Wood                1998        183,558          -             -            -            -             -
   Vice President Sales         1997        169,856          -            4,965         -            -             -
                                1996        164,677          -           27,218         -            -             -

    1 Mr. Amerson's annual salary is $250,000, plus a possible bonus each year, under his Employment Agreement, as amended. See "Employment Agreements."

    2 Mr. Clark's annual salary is $250,000, plus a possible bonus each year, under his Employment Agreement, as amended. See "Employment Agreements."

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth the aggregate number and value of stock options and SAR's exercised during the last year by the Company's Chief Executive Officer and by each of the Company's other executive officers whose annual salary, bonus and other compensation exceed $100,000.

                         Shares                      Number of Unexercised        Value of Unexercised
                        Acquired                     Options/SARs at Fiscal      In-the-Money Options/
                           On          Value             Year-End (#)          SARs at Fiscal Year-End
          Name        Exercise (#)  Realized ($)  Exercisable/Unexercisable   Exercisable/Unexercisable
--------------------  ------------  ------------  --------------------------  --------------------------
Robert  R. Amerson        -         $    -            3,150,000 / -              $ 5,084,375 / -
Steven K. Clark           -              -            3,150,000 / -                5,084,375 / -
C.W. "Andy" Wood          -              -                   -- / -                       -- / -


Employment Agreements

    The Company has entered into employment agreements with Messrs. Amerson and Clark effective as of December 15, 1995 ("Employment Agreements"). The Employment Agreements, as amended, provide for an annual base salary of $250,000 for both Mr. Amerson and Mr. Clark and terminate in 2005. The Employment Agreements also provide that the executive shall be entitled to the following termination payments: (i) 100% of his current base salary if the employment is terminated as a result of his death or disability; (ii) up to 200% of his current base salary if the employment is terminated by the Company for any reason other than death, disability or for cause, or (iii) up to 250% of the executive's gross income during the year preceding his termination if the Employment Agreement is terminated by the executive for good reason or by the Company for any reason other than death, disability or cause and the termination occurs within two years after a change of control of the Company has occurred.

Long-Term Incentive Plan

    In 1996, the Company adopted the Long-Term Incentive Plan ("LTI Plan") to assist the Company in securing and retaining key employees and consultants. The LTI Plan authorizes grants of incentive stock options, nonqualified stock options, stock appreciation rights ("SARs"), performance shares, restricted stock awards, dividend equivalents or other stock-based awards to individuals who are officers, key employees or outside consultants of the Company. There are 1,986,800 shares of common stock reserved for award under the LTI Plan.

    The Plan is administered by the Compensation Committee. The Compensation Committee determines the total number and type of award granted in any year, the number and selection of employees or consultants to receive awards, the number and type of awards granted to each grantee and the other terms and provisions of the awards, subject to the limitations set forth in the LTI Plan.

    Stock Option Grants. The Compensation Committee has the authority to select individuals who are to receive options under the LTI Plan and to specify the terms and conditions of each option so granted (incentive or nonqualified), the exercise price (which must be at least equal to the fair market value of the common stock on the date of grant with respect to incentive stock options), the vesting provisions and the option term. Unless otherwise provided by the Compensation Committee, any option granted under the LTI Plan expires the earlier of ten years from the date of grant or, three months after the optionee's termination of service with the Company if the termination of employment is attributable to (i) disability, (ii) retirement, or (iii) any other reason, or 15 months after the optionee's death. As of November 15, 1999, there are 503,870 options outstanding under the LTI Plan.

    Stock Appreciation Rights. The Compensation Committee may grant SARs separately or in tandem with a stock option award. A SAR is an incentive award that permits the holder to receive (per share covered thereby) an amount equal to the amount by which the fair market value of a share of common stock on the date of exercise exceeds the fair market value of such share on the date the SAR was granted. Under the LTI Plan, the Company may pay such amount in cash, in common stock or a combination of both. Unless otherwise provided by the Compensation Committee at the time of grant, the provisions of the LTI Plan relating to the termination of employment of a holder of a stock option will apply equally, to the extent applicable, to the holder of a SAR. A SAR granted in tandem with a related option will generally have the same terms and provisions as the related option with respect to exercisability. A SAR granted separately will have such terms as the Compensation Committee may determine, subject to the provisions of the LTI Plan. As of November 15, 1999, no SARs are outstanding under the LTI Plan.

    Performance Shares. The Compensation Committee is authorized under the LTI Plan to grant performance shares to selected employees. Performance shares are rights granted to employees to receive cash, stock, or other property, the payment of which is contingent upon achieving certain performance goals established by the Compensation Committee. As of November 15, 1999, no performance shares are outstanding under the LTI Plan.

    Restricted Stock Awards. The Compensation Committee is authorized under the LTI Plan to issue shares of restricted common stock to eligible participants on such terms and conditions and subject to such restrictions, if any, as the Compensation Committee may determine. As of November 15, 1999, no restricted stock awards are outstanding under the LTI Plan.

    Dividend Equivalents. The Compensation Committee may also grant dividend equivalent rights to participants subject to such terms and conditions as may be selected by the Compensation Committee. Dividend equivalent rights entitle the holder to receive payments equal to dividends with respect to all or a portion of the number of shares of stock subject to an option award or SARs, as determined by the Committee. As of November 15, 1999, no dividend equivalents are outstanding under the LTI Plan.

REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

General

    The Board of Directors is composed of two independent directors who have no "interlocking relationships" (as defined by the SEC) and two executive officers and directors, who recuse themselves from matters concerning their own compensation. The entire Board functioned as the "Compensation Committee" during 1998 and 1999.

    The Company operates in highly competitive businesses and competes nationally for personnel at the executive and technical staff level. Outstanding candidates are aggressively recruited, often at premium salaries. Highly qualified employees are essential to the success of the Company. The Company is committed to providing competitive compensation that helps attract, retain, and motivate the highly skilled people it requires. The Committee strongly believes that a considerable portion of the compensation for the Chief Executive Officer and other top executives must be tied to the achievement of business objectives, completing acquisitions, and to business unit and overall company performance, both current and long-term.

Executive Compensation

    The Company's executive compensation program is administered by the Compensation Committee. The role of the Compensation Committee is to review and approve salaries and other compensation of the executive officers of the Company, to administer the executive officer bonus plan and stock option plans, and to review and approve stock option grants to all employees including the executive officers of the Company.

General Compensation Philosophy

    The Company's compensation philosophy is that total cash compensation should vary with the performance of the Company and any long-term incentive should be closely aligned with the interest of the stockholders. Total cash compensation for the executive officers consists of the following components:

    o   Base salary
    o An executive officer bonus that is related to growth in sales and operating earnings of the Company.

    Long-term incentives are realized through the granting of stock options to executives and key employees through the LTI Plan. The Company also has granted certain non-qualified options to its executive officers. The Company has no other long-term incentive plans for its officers and employees.

Base Salary and Executive Officer Bonus Target

    Current base salaries for the executive officers of the Company were determined by arms' length negotiations with the Board of Directors. Certain executive officers have employment contracts with the Company. During 1998, none of the executive officers, including the Chief Executive Officer, reached their bonus target, and hence no bonuses were awarded to executive officers in 1998.

Stock Options

    Stock options are granted to aid in the retention of executive and key employees and to align the interests of executive and key employees with those of the stockholders. The level of stock options granted (i.e., the number of shares subject to each stock option grant) is based on the employee's ability to impact future corporate results. An employee's ability to impact future corporate results depends on the level and amount of job responsibility of the individual. Therefore, the level of stock options granted is proportional to the Compensation Committee's evaluation of each employee's job responsibility. For example, Robert R. Amerson, as the Chief Executive Officer, has the highest level of responsibility and would typically be awarded the highest level of stock options. Stock options are granted at a price not less than the fair market value on the date granted.

                                 Respectfully submitted,

                                 COMPENSATION COMMITTEE:

                                 William C. Gibbs            W. H. Clark
                                 Robert R. Amerson           Steven K. Clark

COMPARATIVE STOCK PERFORMANCE GRAPH1

    The following graph2 shows a comparison of cumulative total returns for the Company, the NASDAQ Stock Market -- U.S. Index and the NASDAQ Non-Financial Index during the period commencing February 27, 1996 and ending September 30, 1999. The comparison assumes $100 was invested on February 27, 1996 in the Company's common stock with the reinvestment of all dividends, if any. Total shareholder returns for prior periods are not an indication of future returns.

[Graphic Omitted]


                                      2/96    12/96   12/97    12/98   9/99

    Flanders Corporation              100      380     370      163    104
    Nasdaq Stock Market (U.S.)        100      122     150      223    279
    Nasdaq Non-Financial              100      121     142      193    207

----------------------------

    1 This section of this proxy statement shall not be deemed to be incorporated by reference into any filing by the Company with the SEC under the 1933 Act or the 1934 Act, notwithstanding any such incorporation by reference of any other portions of this proxy statement.

    2 The Company did not have a public market for its stock prior to its listing on the OTC Bulletin Board in February 1996.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    At November 26, 1999, Steven K. Clark owed the Company $2,663,124 (including interest) which he borrowed to settle claims, to make certain payments under an indemnity agreement he entered into with the Company and to purchase certain shares from Thomas T. Allan, a former officer and director. To evidence the amount owed, effective February 11, 1997, Mr. Clark issued a note to the Company in the amount of $109,013 with interest at the variable rate of LIBOR plus 1.25% per annum, payable in full on February 10, 1999. On April 25, 1997, Mr. Clark issued a note to the Company in the amount of $250,000 at the above interest rate, payable in full on April 24, 1999. On September 5, 1997, Mr. Clark assumed a note between Thomas Allan, a former director, and the Company, for a principal amount of $409,750, at the above interest rate, payable in full on September 4, 1999. On April 15, 1998, Mr. Clark issued a note to the Company in the amount of $1,580,609 with interest at the rate of 7% per annum, payable in full on December 31, 2003. On April 24, 1999, the Board of Directors agreed to consolidate and refinance Mr. Clark's debt to the Company, whereby Mr. Clark issued a note to the Company in the amount of $2,569,871 with interest at the rate of LIBOR plus 1%, payable in full on December 31, 2010, and canceled all of the other above-described notes.

    At November 26, 1999, Robert R. Amerson owed the Company $1,612,257 (including interest) which he borrowed to settle claims, to make certain payments under an indemnity agreement he entered into with the Company and to purchase certain shares from Thomas T. Allan, a former officer and director of the Company. To evidence the amount owed, effective February 11, 1997, Mr. Amerson issued a note to the Company in the amount of $109,013 with interest at the rate of LIBOR plus 1.25% per annum, payable in full on February 10, 1999. On April 25, 1997, Mr. Amerson issued a note to the Company in the amount of $250,000 at the above-described interest rate, payable in full on April 24, 1999. On September 25, 1997, Mr. Amerson assumed a note between Thomas Allan, a former director, and the Company, for a principal amount of $409,750, at the above interest rate, payable in full on September 4, 1999. On April 15, 1998, Mr. Amerson issued a note to the Company in the amount of $440,194 with interest at the rate of 7% per annum, payable in full on December 31, 2003. On April 24, 1999, the Board of Directors agreed to consolidate and refinance Mr. Amerson's debt to the Company, whereby Mr. Amerson issued a note to the Company in the amount of $1,555,802 with interest at the rate of LIBOR plus 1%, payable in full on December 31, 2010, and canceled all of the other above-described notes.

PROPOSAL TWO -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    On November 23, 1999, the Board of Directors approved the (i) engagement of Grant Thornton LLP as the independent auditors for Flanders Corporation and (ii) dismissal of McGladrey & Pullen LLP as such independent auditors. The shareholders are being asked to ratify this selection.

    During the three fiscal years ended December 31, 1998 and the subsequent interim period through November 23, 1999, (i) there were no disagreement with McGladrey & Pullen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to its satisfaction would have caused it to make reference in connection with its report to the subject matter of the disagreement, and (ii) McGladrey & Pullen LLP did not advise the registrant regarding any "reportable events" as defined in Item 304 (a)(1)(v) of Regulation S-K. During the past two years, Grant Thornton LLP has not advised the registrant regarding any "reportable event" as defined in Item 304 (a)(1)(v) of Regulation S-K.

    The accountants' report of McGladrey & Pullen LLP on the consolidated financial statements of Flanders Corporation and subsidiaries as of and for the years ended December 31, 1998, 1997 and 1996 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

    Neither Grant Thornton LLP or its members has any finanical interest, direct or indirect in the company nor does Grant Thornton LLP or any of its members ever been connected with the Company as a promoter, underwriter, trustee, director, officer or employee. Representatives of Grant Thornton LLP are expected to attended the meeting, and may make a statement if they so desire. McGladrey & Pullen, LLP, has not elected to include a statement regarding this change of independent auditors in this proxy.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE
                         COMPANY'S INDEPENDENT AUDITORS.

COMPLIANCE WITH SECTION 16(A) OF THE 1934 ACT

    Section 16(a) of the 1934 Act requires the Company's directors, executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors, and greater than ten-percent beneficial owners are required by SEC regulation to furnish the Company with copies of all
Section 16(a) reports they file.

    Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that there was compliance for the fiscal year ended December 31, 1998 with all Section 16(a) filing requirements applicable to the Company's officers, directors, and greater than ten-percent beneficial owners, except that
C. W. Wood, Leonard Fetcho and William Gibbs each filed a Form 3, reporting initial ownership, late, and Steve Klocke filed a Form 5 reporting an option grant late.

SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

    If you wish to submit proposals to be included in the Company's 2000 proxy statement, we must receive them on or before Wednesday, July 21, 2000. Please address your proposals to Corporate Secretary, Flanders Corporation, 531 Flanders Filters Road, Washington, North Carolina 27789.

    Under the Company's bylaws, if you wish to raise a matter before the shareholders at the 2000 annual meeting:

    o You must notify the Secretary in writing by not later than September 19, 2000 but not prior to August 20, 2000.

    o Your notice must contain the specific information required by the Company's bylaws.

Please note that these requirements relate only to matters you wish to bring before your fellow shareholders at the annual meeting. They are separate from the SEC's requirements to have your proposal included in the proxy statement.

REVOCABILITY OF PROXIES

    You may revoke your proxy by filing a written notice of revocation with the Company. You may also revoke your proxy by (1) filing a new proxy bearing a later date with the Company, or (2) by attending the meeting and voting in person.

METHOD OF PROXY SOLICITATION

    The Company is soliciting this proxy on behalf of its Board of Directors. The Company will pay the costs of soliciting the proxies. These costs will include the expenses of preparing and mailing the proxy materials for the annual meeting and reimbursement paid to brokerage firms and others for their expenses incurred in forwarding the proxy materials. Directors, officers and regularly engaged employees of the Company may also solicit proxies without additional compensation therefor.

    A list of shareholders entitled to vote will be available for examination at the meeting by any shareholder for any purpose germane to the meeting. The list will also be available on the same basis for ten days prior to the meeting at our corporate headquarters, 531 Flanders Filters Road, Washington, North Carolina 27889.

ANNUAL REPORTS ON FORM 10-K

    The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 has been enclosed with this proxy statement. The Form 10-K includes a list of exhibits on page 32. The Company will furnish copies of any of the exhibits to its 1998 Annual Report on Form 10-K upon the request of any shareholder, upon the payment of $25 to the Company in reimbursement for the Company's reasonable expenses of furnishing the exhibit. Requests should be directed to Debra Hill at (252) 946-8081.

                                         Debra E. Hill
                                         Corporate Secretary

Washington, North Carolina
November 26, 1999

                                                                           PROXY

                              FLANDERS CORPORATION
                       ANNUAL MEETING OF THE SHAREHOLDERS

    This Proxy is solicited on behalf of the Board of Directors which recommends a vote for all nominees and ratification of Grant Thornton, L.L.P. as the Company's independent auditors.

    The undersigned hereby appoints Robert R. Amerson and Steven K. Clark, and each of them, proxies to represent the undersigned with full power of subscriber at the Annual Shareholders Meeting of Flanders Corporation, to be held on December 21, 1999, at 10:00 a.m. local time at 531 Flanders Filters Road, Washington, North Carolina, 27889 and at any and all adjournments thereof.

                           UNLESS OTHERWISE INDICATED
           THIS PROXY WILL BE VOTED FOR EACH PROPOSAL SET FORTH BELOW

1. ELECTION OF DIRECTORS. This proxy will be voted FOR each of the nominees identified in the proxy statement at the Annual Meeting of Shareholders unless authority to vote for one or more nominees is expressly withheld. To withhold authority for one or more individual nominees, cross out the name or names of such persons.

                  |_|      FOR all nominees

                  |_|      WITHHOLD   AUTHORITY  to  vote  for  any   individual
                           nominee, strike a line through the nominee's name in the list below:

                                    Robert R. Amerson

                                    Steven K. Clark

                                    L. Allen Hahn

                                    J. Russell Fleming

                  |_|      ABSTAIN

2.  RATIFICATION OF GRANT THORNTON, L.L.P. AS THE COMPANY'S INDEPENDENT AUDITORS

                  |_|      FOR

                  |_|      AGAINST

                  |_|      ABSTAIN

THE PROXIES ARE AUTHORIZED TO VOTE OR OTHERWISE ACT WITH RESPECT TO SUCH OTHER BUSINESS AS IN THEIR DISCRETION MAY PROPERLY COME BEFORE THIS MEETING. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDERS. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR ALL PROPOSALS.

Dated ________________, 1999.           ______________________________________

                                        --------------------------------------
                                        Signature of Shareholder(s)

                                        Note: Signature should agree with the name on stock certificates as printed thereon. Executors, administrators and other fiduciaries should so indicate when signing

|_|      I plan to personally attend the Annual Meeting of the Shareholders

        PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.
                                   THANK YOU.